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                        SMITH BARNEY WORLD FUNDS, INC.
                                 on behalf of
                Global Government Bond Portfolio ("Portfolio")

                      Supplement dated December 16, 2003
                   To the Prospectus dated February 28, 2003

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus:

   The manager has determined that the J.P. Morgan Global Government Bond Market Index--Hedged is to be utilized as the sole benchmark against which the Portfolio's performance will be measured. The Portfolio utilizes hedging in its investment strategy and is therefore more appropriately measured against a benchmark that reflects hedging. The J.P. Morgan Global Government Bond Market Index--Unhedged does not reflect the Portfolio's investment strategy. Consequently, the J.P. Morgan Global Government Bond Market Index--Unhedged will no longer be utilized as a benchmark for comparative purposes in connection with the Portfolio's performance.


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